EXHIBIT 99.4

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION


            IN RE:                                      CASE NUMBER
                                                        00-27941-BKC-RBR
                                                        ----------------------
            Anastasia Cruises, Inc.
                                                                --------------
            D.B.A. Crown Cruises                        JUDGE   Raymond B. Ray
                                                                --------------

                         DEBTOR.                        CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                         FROM: 7/1/01     TO: 7/31/01
                             ----------   -----------


Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                                  Chad P. Pugatch
                                                  ----------------------------
                                                  Attorney for Debtor

                                                  Attorney's Address
            Debtor's Address                      and Phone Number
            and Phone Number                      Northmark Building, Suite 101
                                                  -----------------------------
            4000 Hollywood Blvd, suite 385-S      33 N.E. 2nd Street
            ----------------------------------    -----------------------------
            Hollywood, Fl 33021                   Fort Lauderdale, FL 33301
            ----------------------------------    -----------------------------
            (954) 967-2103                        (954) 462-8000
            ----------------------------------    -----------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

    FOR PERIOD BEGINNING    7/1/2001                AND ENDING    7/31/2001
                            ---------------------            ------------------
Name of Debtor:Anastasia Cruises, Inc. DBA Crown  Case Number: 00-27941-BKC-RBR
               ---------------------------------               ----------------
                  Cruises
                  -------
                     Date of Petition:  27-Dec-00
                                        ------------------------

                                                 CURRENT       CUMULATIVE
                                                 MONTH         PETITION TO DATE
                                                -------------  ----------------
1. CASH AT BEGINNING OF PERIOD                     575,521.09       606,153.05
                                                -------------  ---------------
2. RECEIPTS:
      A. Cash Sales                                      0.00             0.00
                                                -------------  ---------------
                Less Cash Refunds                        0.00             0.00
                                                -------------  ---------------
                Net Cash Sales                           0.00             0.00
                                                -------------  ---------------
      B. Collection on Postpetition A/R                  0.00             0.00
                                                -------------  ---------------
      C. Collection on Prepetition A/R                   0.00           506.53
                                                -------------  ---------------
      D. Other Receipts (Attach List)                    0.00     1,085,579.64
                                                -------------  ---------------
      (If you receive rental income
      you must attach a rent roll.)
3. TOTAL RECEIPTS                                        0.00     1,086,086.17
                                                -------------  ---------------
4. TOTAL CASH AVAILABLE FOR
      OPERATION (Line 1+Line 3)                    575,521.09     1,692,239.22
                                                -------------  ---------------
5. DISBURSEMENTS
      A. US Trustee Quarterly Fees                   3,750.00         7,750.00
                                                -------------  ---------------
      B. Net Payroll                                        0                0
                                                -------------  ---------------
      C. Payroll Taxes Paid                                 0                0
                                                -------------  ---------------
      D. Sales and Uses Taxes                               0                0
                                                -------------  ---------------
      E. Other Taxes                                        0                0
                                                -------------  ---------------
      F. Rent                                               0                0
                                                -------------  ---------------
      G. Other Leases (Attachment 3)                        0                0
                                                -------------  ---------------
      H. Telephone                                          0                0
                                                -------------  ---------------
      I. Utilities                                          0                0
                                                -------------  ---------------
      J. Travel & Entertainment                             0                0
                                                -------------  ---------------
      K. Vehicle Expenses                                   0                0
                                                -------------  ---------------
      L. Office Supplies                                    0                0
                                                -------------  ---------------
      M. Advertising                                        0                0
                                                -------------  ---------------
      N. Insurance ( Attachment 7)                          0                0
                                                -------------  ---------------
      O. Purchases of Fixed Assets                          0                0
                                                -------------  ---------------
      P. Purchases of Inventory                             0                0
                                                -------------  ---------------
      Q. Manufacturing Supplies                             0                0
                                                -------------  ---------------
      R. Repair & Maintenance                               0                0
                                                -------------  ---------------
      S. Payments to secured Creditors                      0                0
                                                -------------  ---------------
      T. Other Operating Expenses                  555,337.45     1,668,055.58
                                                -------------  ---------------
                (Attach List)
6. TOTAL CASH DISBURSEMENTS                        559,087.45     1,675,805.58
                                                -------------  ---------------
7. ENDING CASH BALANCE
      (LINE 4-LINE6)                             $  16,433.64     $  16,433.64
                                                -------------  ---------------

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
This  20th      day of August, 2001.   /s/ Alan Pritzker
      ----------                    --------------------------------------
                                        Alan Pritzker - CFO

Cash Receipts and Disbursements
For the month of July 2001



                                             ------------
            Total Receipts                            -


U.S. Trustee 2nd quarter 2001 fee               3,750.00 A
Sale of ship/Return funds to Merita           555,337.45 T
                                           --------------
             Total Disbursements              559,087.45

                                 ATTACHMENT 1
                                 ------------

                MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
                ----------------------------------------------------

Name of Debtor: Anastasia Cruises, Inc. DBA Crown Case Number: 00-27941-BKC-RBR
                ---------------------------------              ----------------
                Cruises
                -------
Reporting Period beginning               7/1/2001   and ending      7/31/2001
                             --------------------               ---------------

ACCOUNTS RECEIVABLE AT PETITION DATE:                              $ 321,083.24
                                                                   ------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre petition and post petition, including charge card sales which have not been received):

     Beginning of the Month Balance                        $ 335,079.95
     PLUS: Current Month New Billings                                 -
     LESS: Collection During the Month:                               -
     LESS: Write-off of Uncollectable Debts
                                                          -------------
     End of Month Balance                                  $ 335,079.95
                                                          =============
                                                                      7/31/2001

-------------------------------------------------------------------------------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

         0-30 Days     31-60 Days    61 -90 Days     Over 90 Days   Total

-------------------------------------------------------------------------------
   $                 $ 10,791.70    $    465.00      $  1,054.23  $12,310.93

                                 ATTACHMENT 2
                                 ------------

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
             ----------------------------------------------------

Name of Debtor:   Anastasia Cruises, Inc.   Case Number :   00-27941-BKC-RBR
                  ------------------------                ---------------------
                  DBA Crown Cruises

Reporting Period beginning          7/1/2001      and ending     7/31/2001
                             -------------------              -----------------


In the space below list all invoices or bills incurred and not paid since the filling of the petition Do not include amounts owed prior to filing the petition.

      Date           Days
    Incurred      Outstanding    Vendor          Description       Amount
    --------      -----------    ------          -----------       ------


                                                                   ----------
                                                                   $       -
                                                                   ==========


-------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)                  $        -
PLUS: New Indebtedness Incurred This Month                          -
LESS: Amount Paid on Prior Accounts Payable                         -
                                                         ---------------
Ending Month Balance                                                -
                                                         ===============


-----------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                    Number       Total
                                                    of Post      Amount of
Secured              Date                           Petition     Post Petition
Creditors/           Payment            Payment     Payments     Payments
Lessor               Due                Amount      Delinquent   Delinquent
----------           -------            -------     ----------   --------------

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor:    Anastasia Cruises, Inc.     Case Number:  00-27941-BKC-RBR
                   ------------------------                  ----------------
                   DBA Crown Cruises

Reporting Period beginning              7/1/2001      and ending 7/31/2001
                              --------------------               -------------

                               INVENTORY REPORT
                               ----------------

INVENTORY BALANCE AT PETITION DATE:                          $      848,888.11
                                                             -----------------


INVENTORY RECONCILIATION:

                   Inventory Balance at Beginning of Month   $              -
                   Inventory Purchased During Month
                   Inventory Used or Sold
                                                             -----------------
                   Inventory On Hand at End of Month         $              -
                                                             =================

METHOD OF COSTING INVENTORY:      Ship sold/returned to lender
                                -----------------------------------------------

-------------------------------------------------------------------------------



                              FIXED ASSET REPORT
                              ------------------

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:               86,313,711.63
                                                              -------------
(Include Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only)
                                                 ------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


FIXED ASSET RECONCILIATION:

    Fixed Asset Book Value at Beginning of Month              $            -
                   LESS: Depreciation Expense
                   PLUS: Disposal of Assets
                                                              ---------------
    Ending Monthly Balance                                    $            -
                                                              ===============


BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
REPORTING PERIOD:             Ship sold/returned to lender
                            --------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor:    Anastasia Cruises, Inc.      Case Number:   00-27941-BKC-RBR
                   -------------------------                   ----------------
                   DBA Crown Cruises

Reporting Period beginning            7/1/2001       and ending       7/31/2001
                                  -----------------               -------------


A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:  BANK OF AMERICA                      BRANCH:
               -------------------------------              -------------------

ACCOUNT NAME:  CROWN CRUISE LINE DEBTOR-IN-POSSESSION#00-27941 OPERATING ACCT.
               ----------------------------------------------------------------

ACCOUNT NUMBER:                     375 400 1019
                                    -------------------------------------------

PURPOSE OF ACCOUNT:                 OPERATING ACCOUNT
                                    -------------------------------------------

          Beginning Balance                            $  20,153.64
          Total of Deposit Made                                0.00
          Total Amount of Checks Written                   3,750.00
          Bank fees
          Chargebacks
                                                       ------------
          Closing Balance                              $  16,403.64
                                                       ============

Number of First Check Written this Period                                   16
                                                                   ------------
Number of Last Check Written this Period                                    16
                                                                   ------------

Total Number of Checks Written this Period                                   1
                                                                   ------------


                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable    Face Value            Purchase Price   Date of Purchase
Instrument
------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor:   Anastasia Cruises, Inc.      Case Number  00-27941-BKC-RBR
                  -------------------------                 ----------------
                  DBA Crown Cruises

Reporting Period beginning         7/1/2001    and ending    7/31/2001
                             ----------------                ----------------

NAME OF BANK:   BANK OF AMERICA                          BRANCH:
                ----------------------------------------         -----------

ACCOUNT NAME:   CROWN CRUISE LINE DEBTOR-IN-POSSESSION#00-27941 OPERATING ACCT.
                ---------------------------------------------------------------

ACCOUNT NUMBER:                      375 400 1019
                                     ------------------------------------------

PURPOSE OF ACCOUNT:                  OPERATING ACCOUNT
                                     ------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

         Check
Date     Number Payee                  Purpose                         Amount
----     ------ -----                  -------                         ------
07/19/01  016   U.S. Trustee           2nd Quarter 2001 trustee fees   3,750.00



                                                                      ---------
                                                                     $ 3,750.00

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor:   Anastasia Cruises, Inc.      Case Number  00-27941-BKC-RBR
                  -------------------------                 ----------------
                  DBA Crown Cruises

Reporting Period beginning         7/1/2001    and ending    7/31/2001
                             ----------------                ----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:  CASH ONBOARD SHIP                     BRANCH:
               ----------------------------------               ---------------

ACCOUNT NAME:
               ----------------------------------------------------------------

ACCOUNT NUMBER:
                             --------------------------------------------------

PURPOSE OF ACCOUNT:          CASINO FLOAT
                             --------------------------------------------------

          Beginning Balance                          $         -
          Total of Deposit Made
          Total Amount of Checks Written                       -
          Service Charges
                                                    -------------
          Closing Balance                            $         -
                                                    =============
Note: Included in December ending balance

Number of First Check Written this Period
                                                                   ------------
Number of Last Check Written this Period
                                                                   ------------

Total Number of Checks Written this Period
                                                                   ------------

                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable    Face Value      Purchase Price   Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor:   Anastasia Cruises, Inc.      Case Number  00-27941-BKC-RBR
                  -------------------------                 ----------------
                  DBA Crown Cruises

Reporting Period beginning         7/1/2001    and ending    7/31/2001
                             ----------------                ----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:  BANK OF AMERICA                        BRANCH:
               -------------------------------------          -----------------

ACCOUNT NAME:  CROWN CRUISE LINE DEBTOR-IN-POSSESSION#00-27941 TAX ACCT.
               ----------------------------------------------------------------

ACCOUNT NUMBER:                     375 400 1022
                                    -------------------------------------------

PURPOSE OF ACCOUNT:                 TAX ACCOUNT
                                    -------------------------------------------


          Beginning Balance                 $     30.00
          Total of Deposit Made
          Total Amount of Checks Written             -
          Service Charges
                                             -----------
          Closing Balance                    $    30.00
                                             ===========


Number of First Check Written this Period
                                                                   -----------
Number of Last Check Written this Period
                                                                   -----------

Total Number of Checks Written this Period                                   0
                                                                   -----------

                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable   Face Value    Purchase Price   Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor:   Anastasia Cruises, Inc.      Case Number  00-27941-BKC-RBR
                  -------------------------                 ----------------
                  DBA Crown Cruises

Reporting Period beginning         7/1/2001    and ending    7/31/2001
                             ----------------                ----------------

NAME OF BANK:  BANK OF AMERICA                        BRANCH:
               ------------------------------------            ----------------
ACCOUNT NAME:  CROWN CRUISE LINE DEBTOR-IN-POSSESSION#00-27941 TAX ACCT.
               ----------------------------------------------------------------

ACCOUNT NUMBER:                      375 400 1022
                                     ------------------------------------------

PURPOSE OF ACCOUNT:                  TAX ACCOUNT
                                     ------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped
Payments, Ect.

Date              Check Number       Payee           Purpose         Amount
----              ------------       -----           -------         ------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor:   Anastasia Cruises, Inc.      Case Number  00-27941-BKC-RBR
                  -------------------------                 ----------------
                  DBA Crown Cruises

Reporting Period beginning         7/1/2001    and ending    7/31/2001
                             ----------------                ----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:      Merita Bank (see note below)           BRANCH:  New York
                   ---------------------------------------        -------------

ACCOUNT NAME:      Crown Cruises of Panama Inc.
                   ------------------------------------------------------------

ACCOUNT NUMBER:                      50034026500001001
                                     ------------------------------------------

PURPOSE OF ACCOUNT:                  Operating Account (see note below)
                                     ------------------------------------------


          Beginning Balance                         $ 555,337.45
          Total of Deposit Made                                 }
          Total Amount of Checks Written                        }  See Attached
          Sale of Ship/Return to Merita               555,337.45}
          Closing Balance                           $          -}
                                                    ============

Number of First Check Written this Period
                                                                   -----------
Number of Last Check Written this Period
                                                                   -----------

Total Number of Checks Written this Period                                  0
                                                                   -----------


NOTE: Merita bank has refused to comply with request to close account and forward funds to the DIP account at Bank of America.

                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable    Face Value    Purchase Price  Date of Purchase
Instrument
-------------------------------------------------------------------------------

NAME OF BANK:  Merita Bank                        BRANCH: New York
               --------------------------------           ---------------------

ACCOUNT NAME:  Crown Cruises of Panama Inc.
               ----------------------------------------------------------------

                     July 2001 Activity



                      Beginning Balance          555,337.45
                      Return of funds to Merita  555,337.45
                      Bank Fees

                      Ending Balance            $        -
                                               ------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor:   Anastasia Cruises, Inc.      Case Number  00-27941-BKC-RBR
                  -------------------------                 ----------------
                  DBA Crown Cruises

Reporting Period beginning         7/1/2001    and ending    7/31/2001
                             ----------------                ----------------

NAME OF BANK: Merita Bank                             BRANCH:   New York
              --------------------------------------            ---------------

ACCOUNT NAME:     Crown Cruises of Panama Inc.
                  -------------------------------------------------------------

ACCOUNT NUMBER:                      50034026500001001
                                     ------------------------------------------

PURPOSE OF ACCOUNT:                  Operating Account
                                     ------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped
Payments, Ect.

Date           Check Number       Payee            Purpose          Amount
----           ------------       -----            -------          ------

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor:   Anastasia Cruises, Inc.      Case Number  00-27941-BKC-RBR
                  -------------------------                 ----------------
                  DBA Crown Cruises

Reporting Period beginning         7/1/2001    and ending    7/31/2001
                             ----------------                ----------------

                          TAXES PAID DURING THE MONTH
                          ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

       Date           Bank          Description             Amount
       ----           ----          -----------             ------









-------------------------------------------------------------------------------


                              TAXES OWED AND DUE
                              ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's
compensation. Date last tax return filed                Period
                                        ---------------        ----------------



Name of            Date
Taxing             Payment
Authority          Due                  Description              Amount
---------          ---                  -----------              ------

                                 ATTACHMENT 7
                                 ------------

                   SUMMARY OF OFFICER OR OWNER COMPENSATION
                   ----------------------------------------

                 SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                 --------------------------------------------

Name of Debtor:   Anastasia Cruises, Inc.      Case Number  00-27941-BKC-RBR
                  -------------------------                 ----------------
                  DBA Crown Cruises

Reporting Period beginning         7/1/2001    and ending    7/31/2001
                             ----------------                ----------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner                       Title               Amount Paid
-------------------------------------------------------------------------------

No employees compensated by Anastasia







-------------------------------------------------------------------------------

                               PERSONNEL REPORT
                               ----------------

                                                     Full Time     Part Time
Number of employees at beginning of period                     0
                                                     -----------   ----------
Number hired during the period
                                                     -----------   ----------
Number terminated or resigned during period
                                                     -----------   ----------
Number of employees on payroll at end of period                0
                                                     -----------   ----------

-------------------------------------------------------------------------------


                           CONFIRMATION OF INSURANCE
                           -------------------------

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                   Agent &                                      Date
                    Phone                Coverage  Expiration  Premium
     Carrier        Number    Policy No    Type       Date       Due
     -------        ------    ---------    ----       ----       ---

                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------